                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 5, 2002

                           SECOND BANCORP INCORPORATED
                           ---------------------------
             (Exact name of registrant as specified in its charter)

Ohio                           0-15624                      34-1547453
--------------------------------------------------------------------------------
(State of incorporation)       (Commission                  (IRS Employer
                               File Number)                 Identification No.)

108 Main Avenue S.W., Warren, Ohio                            44482-1311
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code: 330-841-0123


ITEM 5. OTHER EVENTS

On September 4, 2002, the Company issued the following press release:


WARREN, OHIO, SEPTEMBER 4, 2002--SECOND BANCORP INCORPORATED (NASDAQ "SECD", "SECDP") announced its stock-for-stock acquisition of all outstanding shares of Stouffer-Herzog Insurance Agency, Inc. and Stouffer-Herzog Financial Services Agency, Inc. (together, "Stouffer-Herzog"), the leading provider of life, health and property and casualty insurance products in Ashtabula County, Ohio. Stouffer-Herzog will operate as a Second Bancorp subsidiary and an affiliate of Second Bancorp's banking subsidiary, Second National Bank of Warren. The transaction is effective immediately.

Stouffer-Herzog, a second generation full-service insurance agency established in 1956, is managed by President George E. Stouffer, Jr. and Executive Vice President William R. Herzog. Both will continue to serve Stouffer-Herzog in those capacities.

Second Bancorp President and Chief Executive Officer Rick L. Blossom indicated "In our search for an in-market agency capable of serving as the foundation for future growth in the insurance business, we focused on several key characteristics. The agency we were seeking needed a track record of successful operation with proven management and insurance professionals in place . . . a strong reputation for integrity and community commitment . . . long-standing relationships with high quality insurance carriers . . . and the experience and commitment to grow this line of business through additional acquisitions. We believe we have found all of these in Stouffer-Herzog. We are excited to welcome George, Bill and Stouffer-Herzog's quality staff to the Second Bancorp family and look forward to working with them in our ongoing efforts to create a high-performing, community-based diversified financial services company."

This announcement contains forward-looking statements that involve risk and uncertainties, including changes in general economic and financial market conditions and the Company's ability to execute its business plans. Although management believes the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially.

Second Bancorp is a $1.7 billion financial holding company providing a full range of commercial and consumer banking, wealth management, insurance and investment products and services to communities in a nine county area of Northeastern and East-Central Ohio through subsidiaries Second National Bank and Stouffer-Herzog Insurance Agency, Inc.

Additional information about Second Bancorp and information about products and services offered by Second National Bank can be found on the Web at www.secondnationalbank.com.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              Second Bancorp Incorporated


Date: September 5, 2002                       /s/ David L. Kellerman
                                              ------------------------------
                                              David L. Kellerman, Treasurer